Non-current financial assets	6 Months Ended
Jun. 30, 2021
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Non-current financial assets
Note 7.
Non-current
financial assets
On February 12, 2021, Cellectis entered into an agreement with Cytovia Therapeutics, Inc. (“the Cytovia agreement”). The consideration to Cellectis includes a convertible note for $15 million issued by Cytovia to Cellectis upon the signature of the contract (which may be settled in cash or converted to equity of Cytovia under certain conditions). This convertible note does not bear interest. As of June 30, 2021, management has determined that the fair value of the note approximates its carrying value. The fair value measurement of the convertible note is categorized within Level 1. No credit loss is expected related to this convertible note.
As of June 30, 2021,
non-current
financial assets include also a $2.6 million deposit for Raleigh’s building and $1.9 million related to Stonebriar’s equipment.